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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 1, 2004

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

MICHIGAN                                                38-2505723
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)
                                     0-24676
                            (COMMISSION FILE NUMBER)



                1150 ELIJAH MCCOY DRIVE, DETROIT, MICHIGAN 48202
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (313) 871-8400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)      Exhibits

        99.1     March 1, 2004 Press Release

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On March 1, 2004, registrant announced its results of operations for the year ended December 31, 2003, as set forth in the press release included as
Exhibit 99.1 hereto, which is incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 1, 2004

                                          CARACO PHARMACEUTICAL
                                          LABORATORIES, LTD.
                                         (REGISTRANT)



                                          By: /s/ Jitendra N. Doshi
                                              ----------------------------------
                                              Jitendra N. Doshi, CEO




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                                  EXHIBIT INDEX

Exhibit:                   Description:

  99.1                     March 1, 2004 Press Release